Income Taxes	9 Months Ended
Jun. 30, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

For the nine months ended June 30, 2012, our effective tax rate was 38.3%, compared to 32.1% in the nine months ended June 30, 2011. The increase in the effective tax rate for the nine months ended June 30, 2012 compared to the nine months ended June 30, 2011 was primarily due to $1.8 of incremental tax expense resulting from non-deductible outside services expenses, which were incurred prior to February 3, 2012, to effect the Spin-Off. In addition, for the nine months ended June 30, 2012, we recorded $2.1, of additional tax expense related to an uncertain tax position we expect to take on our 2012 short-period tax return.

Unrecognized Tax Benefits

The Company recognizes the tax benefit from uncertain tax positions only if it is "more likely than not" the tax position will be sustained on examination by the taxing authorities. The tax benefits recognized from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. To the extent the Company's assessment of such tax positions changes, the change in estimate will be recorded in the period in which the determination is made. Tax-related interest and penalties are classified as a component of income tax expense.

The total amount of the net unrecognized tax benefits was $2.1 at June 30, 2012 related to a tax position the Company expects to take on its 2012 short-period tax return. The amount of the net unrecognized tax benefits that, if recognized, would directly affect the effective tax rate is $2.1 at June 30, 2012. There were no unrecognized tax benefits for any prior periods.

The Company has not recognized any interest or penalties for the nine months ended June 30, 2012, as this relates to an expected future tax position, and has considered the application of penalties on its unrecognized tax benefits and determined that no accrual of penalties is currently required.

Based on the provisions of the Tax Allocation Agreement between Post and Ralcorp, Ralcorp retained responsibility for income tax liabilities and income tax returns related to all periods prior to the Spin-Off date of February 3, 2012. There are no open income tax audits in any of Post's filing jurisdictions for periods subsequent to the Spin-Off date.